                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 12, 2003
                                                          ---------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



              Delaware                1-4174                  73-0569878
              --------            ---------------       -------------------
          (State or other          (Commission            (I.R.S. Employer
          jurisdiction of          File Number)          Identification No.)
          incorporation)



    One Williams Center, Tulsa, Oklahoma                         74172
    ------------------------------------                         ------
   (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (i)      None

         (ii)     None

         (iii)    Exhibits

                  99.1     Copy of Williams' press release dated August 12,
                           2003.

                  99.2 Copy of Williams' Reconciliation of Income (Loss) from Continuing Operations to Recurring Earnings.

Item 9.  Regulation FD Disclosure.

           See Item 12. Results of Operations and Financial Condition.

Item 12.  Results of Operations and Financial Condition.

           On August 12, 2003, The Williams Companies, Inc. ("Williams") issued a press release announcing its financial results for the quarter ended June 30, 2003. The press release is accompanied by a reconciliation of certain non-GAAP financial measures disclosed in the press release with the GAAP financial measures that Williams' management believes are most directly comparable. A copy of the press release and the reconciliation are furnished as a part of this current report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein in their entirety by reference. The above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE WILLIAMS COMPANIES, INC.


Date:      August 12, 2003                         /s/ Brian K. Shore
                                                   ----------------------------
                                           Name:   Brian K. Shore
                                           Title:  Corporate Secretary


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Copy of Williams' press release dated August 12, 2003.

99.2              Copy of Williams' Reconciliation of Income (Loss) from
                  Continuing Operations to Recurring Earnings.


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